Cusip Number 36559B104                                       NASDAQ Symbol CPGRX

________________________________________________________________________________

                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                   A series of
                         Gardner Lewis Investment Trust
________________________________________________________________________________


                                   Prospectus
                                December 31, 1998


The Chesapeake Aggressive Growth Fund seeks capital appreciation. Current income is a secondary consideration in selecting portfolio investments. In seeking to achieve its objective, this Fund will invest primarily in equity securities of smaller capitalization companies.


                                     Advisor
                                     -------

                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317

                                 1-800-430-3863











Neither the Securities and Exchange Commission nor any other regulatory body has approved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. It is unlawful for anyone to make any representation to the contrary.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

THE FUND .....................................................................2
--------
      INVESTMENT OBJECTIVE....................................................2
      PRINCIPAL INVESTMENT STRATEGIES.........................................2
      PRINCIPAL RISKS OF INVESTING IN THE FUND................................3
      BAR CHART AND PERFORMANCE TABLE.........................................4
      FEES AND EXPENSES OF THE FUND...........................................5
      FINANCIAL HIGHLIGHTS....................................................6

MANAGEMENT OF THE FUND........................................................7
----------------------
      THE INVESTMENT ADVISOR..................................................7
      THE ADMINISTRATOR.......................................................7
      THE TRANSFER AGENT......................................................7
      THE DISTRIBUTOR.........................................................8

INVESTING IN THE FUND.........................................................8
---------------------
      MINIMUM INVESMENT.......................................................8
      PURCHASE AND REDEMPTION PRICE...........................................8
      PURCHASING SHARES.......................................................9
      REDEEMING YOUR SHARES..................................................11

OTHER IMPORTANT INVESTMENT INFORMATION.......................................13
--------------------------------------
      DIVIDENDS, DISTRIBUTIONS AND TAXES.....................................13
      YEAR 2000..............................................................14
      ADDITIONAL INFORMATION.........................................Back Cover



                  NOTICE: CLOSURE OF FUND TO MOST NEW INVESTORS

In December 1994, the Advisor determined that the Fund had reached an asset base that allowed for both efficiency and maneuverability. Because the Fund did not wish to compromise this position, the Board of Trustees of the Trust determined that it would be advisable to close the Fund to most new investors effective December 23, 1994. As conditions change in the securities markets, the Board of Trustees may or may not determine to reopen the Fund to new shareholders. Existing shareholders may continue to make additional investments.

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The investment objective of The Chesapeake Aggressive Growth Fund (the "Fund") is to seek capital appreciation. Current income is a secondary consideration in selecting portfolio investments. In seeking to achieve its objective, this Fund will invest primarily in equity securities of smaller capitalization companies.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's portfolio will include equity securities of those companies which the Advisor feels show superior prospects for growth. The Advisor will focus attention on those companies which, in the view of the Advisor, exhibit internal changes such as a promising new product, new distribution strategy, new manufacturing technology, or new management team or management philosophy. Many of the portfolio companies are responsible for technological breakthroughs and/or unique solutions to market needs. By focusing upon internal rather than external factors, the Fund will seek to minimize the risk associated with macro-economic forces such as changes in commodity prices, and interest rates.

In selecting portfolio companies, the Advisor uses analyses, which includes the growth rate in earnings, financial performance, management strengths and weaknesses, and current market valuation in relation to earnings growth as well as historic and comparable company valuations. The Advisor also analyzes the level and nature of the company's debt, cash flow, working capital and the quality of the company's assets. Typically companies included in the Fund's portfolio will show strong earnings growth versus the previous year's comparable period. Companies that the Advisor determines have excessive levels of debt are generally avoided.

By developing and maintaining contacts with management, customers, competitors and suppliers of current and potential portfolio companies, the Advisor attempts to invest in those companies undergoing positive changes that have not been recognized by "Wall Street" analysts and the financial press. Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor believes these companies offer unique and potentially superior investment opportunities. The Advisor favors portfolio companies whose price when purchased is between 8 and 19 times projected earnings for the coming year.

While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

     a) the anticipated price appreciation has been achieved or is no longer probable;
     b) the company's fundamentals appear, in the analysis of the Advisor, to be deteriorating;
     c) general market expectations regarding the company's future performance exceed those expectations held by the Advisor; or
     d) alternative investments offer, in the view of the Advisor, superior potential for appreciation.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in the securities of small-cap companies.

Small-Cap Stocks. Investing in the securities of small-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of small-cap companies usually have more limited marketability and therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because small-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that small-cap companies often have limited product lines, markets or financial resources and may lack management depth. Additionally, small-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies and there typically is less publicly available information concerning small-cap companies than for larger, more established companies.

Although investing in securities of smaller companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

Fluctuation in Value. To the extent that the majority of the Fund's portfolio consists of common stocks, it is expected that the Fund's net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities. To the extent that the Fund invests in securities of companies that are undergoing internal change, such as implementing new strategies or introducing new technologies, investment in the Fund may involve greater than average risk due to the unproven nature of such securities. As noted above, the Fund may invest a significant portion of its assets in the securities of smaller capitalization companies. To the extent the Fund's assets are invested in smaller capitalization companies, the Fund may exhibit more volatility than if it were invested in large capitalization companies. Because there is risk in any investment, there can be no assurance the Fund will achieve its investment objective.

Diversification. Risk mitigation is a critical part of the investment strategy. Therefore, it is believed that portfolios should be insulated from both individual company and sector specific volatility. With this in mind, Fund portfolio holdings are broadly diversified with positions typically ranging from one to three percent, at cost, and with approximately 15 industry groups represented.

Portfolio Turnover. The Fund sells portfolio securities without regard to the length of time they have been held in order to take advantage of investment opportunities. Nevertheless, by utilizing the approach to investing described herein, portfolio turnover in the Fund is expected to average between 75% and 100% and will generally not exceed 125%. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. The degree of portfolio activity may also have an effect on the tax consequences of capital gain distributions. See "Financial Highlights" for the Fund's portfolio turnover rate for prior periods.

BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Chesapeake Aggressive Growth Fund by showing (on a calendar year basis) changes in the Fund's average annual total returns from year to year and by showing (on a calendar year basis) how the Fund's average annual returns for one year and since inception compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[BAR CHART REPRESENTATION HERE OF CALENDAR YEAR RETURNS]:

          Year to Year Total Returns

               Year      Return
               ----      ------
               1994       6.99%
               1995      30.25%
               1996      10.83%
               1997      15.18%


o During the 4-year period shown in the bar chart, the highest return for a quarter was 19.54% (quarter ended June 30, 1997).
o During the 4-year period shown in the bar chart, the lowest return for a quarter was -15.09% (quarter ended December 30, 1997).
o The year-to-date average annual total return of the Fund, as of the most recent fiscal quarter ended August 31, 1998, was -25.86%.
o Sales loads are not reflected in the chart above. If these amounts were reflected, returns would be less than those shown.

----------------------------------------- ------------------ -------------------
Average Annual Total Returns                 Past 1 Year      Since Inception
Period ended December 31, 1997
----------------------------------------- ------------------ -------------------
----------------------------------------- ------------------ -------------------
The Chesapeake Aggressive Growth Fund          15.18%             18.89%
----------------------------------------- ------------------ -------------------
----------------------------------------- ------------------ -------------------
Russell 2000 Index *                           22.23%             15.67%
----------------------------------------- ------------------ -------------------
----------------------------------------- ------------------ -------------------
NASDAQ Industrial Index **                     10.50%             11.52%
----------------------------------------- ------------------ -------------------
----------------------------------------- ------------------ -------------------
S&P 500 ***                                    33.36%             20.31%
----------------------------------------- ------------------ -------------------

* The Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index, a widely recognized unmanaged index of common stock prices.
** The NASDAQ Industrial Index is a capitalization-weighted, unmanaged index of all NASDAQ stocks in the industrial sector.
*** The S&P 500 is the Standard & Poor's Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                Shareholder Fees
                    (fees paid directly from your investment)
                    -----------------------------------------

         Maximum sales charge (load) imposed on purchases (as a
              percentage of offering price) ........................ 3.00%
         Redemption fee ............................................  None


                         Annual Fund Operating Expenses
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

         Management Fees............................................ 1.25%
         Distribution and/or Service (12b-1) Fees...................  None
         Other Expenses............................................. 0.15%
                                                                     -----
         Total ..................................................... 1.40%
                                                                     =====

Example. This Example shows you the expenses you may pay over time by investing in the Fund. Since all funds use the same hypothetical conditions, it should help you compare the costs of investing in the Fund versus other funds. The Example assumes the following conditions:

(1) You invest $10,000 in the Fund for the periods shown;
(2) You reinvest all dividends and distributions;
(3) You redeem all of your shares at the end of those  periods;
(4) You earn a 5% total return; and
(5) The Fund's expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above as well as those upon redemption.

------------------------ ------------ ------------- ------------- --------------
   Period Invested          1 Year       3 Years       5 Years       10 Years
======================== ============ ============= ============= ==============
      Your Costs             $438         $730          $1,043        $1,929
------------------------ ------------ ------------- ------------- --------------

FINANCIAL HIGHLIGHTS

The financial data included in the table below has been derived from audited financial statements of the Fund. The financial data for the fiscal years ended August 31, 1998, 1997, and 1996, has been audited by Deloitte & Touche LLP, independent auditors, whose report covering such periods is included in the Statement of Additional Information. The financial data for the prior fiscal years and period was audited by other independent auditors. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also included in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may be obtained at no charge by calling the Fund.


                                          (For a Share Outstanding Throughout Each Period)
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
                                                      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                                      August 31,      August 31,      August 31,      August 31,      August 31,
                                                         1998            1997            1996            1995            1994
                                                         ----            ----            ----            ----            ----
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
Net Asset Value, Beginning of Period                   $22.44           $16.88          $20.70          $13.58          $11.86
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
Income (loss) from investment operations
 Net investment loss                                    (0.24)           (0.22)          (0.18)          (0.15)          (0.05)
 Net realized and unrealized gain (loss)
   on investments                                       (6.02)            6.84           (2.53)           7.27            1.98
                                                         ----             ----           ------           ----            ----
   Total from investment operations                     (6.26)            6.62           (2.71)           7.12            1.93
                                                         ----             ----           ------           ----            ----
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
Distributions to shareholders from
 Net investment income                                   0.00             0.00            0.00            0.00           (0.16)
 Net realized gain from investment transactions         (2.88)           (1.06)          (1.11)           0.00           (0.05)
                                                         ----             ----          ------            ----            ----
   Total distributions                                  (2.88)           (1.06)          (1.11)           0.00           (0.21)
                                                         ----             ----          ------            ----            ----
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
Net Asset Value, End of Period                         $13.30           $22.44          $16.88          $20.70          $13.58
                                                       ======           ======          ======          ======          ======
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
Total return (a)                                       (32.12)%          41.14%         (12.81)%         52.45%          16.42%
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
Ratios/supplemental data
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
 Net Assets, End of Period                           $369,803,592    $613,488,902    $460,307,496    $460,286,044    $179,222,758
                                                     ============    ============    ============    ============    ============
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
 Ratio of expenses to average net assets
   Before expense reimbursements and waived fees         1.40%            1.42%           1.42%           1.43%           1.57%
   After expense reimbursements and waived fees          1.40%            1.42%           1.42%           1.43%           1.49%
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
 Ratio of net investment loss to average net assets
   Before expense reimbursements and waived fees        (1.15)%          (1.17)%         (1.05)%         (1.07)%         (0.87)%
   After expense reimbursements and waived fees         (1.15)%          (1.17)%         (1.05)%         (1.07)%         (0.79)%
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
Portfolio turnover rate                                 86.18%          115.51%         110.04%          75.42%          66.03%
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
Average commission rate paid (b)                        $0.0580          $0.0568          ____             ____            ____
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------

(a) Does not reflect the maximum sales charge of 3.00%.
(b) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure was not required for fiscal years of the Fund ended prior to August 31, 1997.

                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

The Fund's Advisor is Gardner Lewis Asset Management, established as a Delaware corporation in 1990 and converted to a Pennsylvania limited partnership in 1994, is controlled by W. Whitfield Gardner. Mr. Gardner and John L. Lewis, IV are principals of the Advisor and executive officers of the Trust. They are been responsible for day-to-day management of the Fund's portfolio since its inception in 1993. They have been with the Advisor since its inception. The Advisor currently serves as investment advisor to approximately $3.5 billion in assets, providing investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 1.25%. Although the investment advisory fee is higher than that paid by most other investment companies, the Board of Trustees believes the fee to be comparable to advisory fees paid by many funds having similar objectives and policies.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers. The Advisor may choose to take advantage of certain soft dollar or commission rebate programs. Any program chosen by the Advisor will be reviewed by the Board of Trustees, subject to the provisions and guidelines as clearly outlined in the securities laws and legal precedent of the United States.

THE ADMINISTRATOR

The Nottingham Company, Inc. assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of services to the Fund, and provides the Fund with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Fund.

THE TRANSFER AGENT

NC Shareholder Services, LLC ("NCSS") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated later in the section of this Prospectus, "Investing in the Fund," NCSS will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund.

THE DISTRIBUTOR

Capital Investment Group, Inc. is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares. Capital Investment Group, Inc. may sell the Fund's shares to or through qualified securities dealers or others.

Other Expenses. In addition to the management fees, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its independent auditors and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

Shares of the Fund are sold subject to a sales charge of 3.00%, so that the term "offering price" includes the front-end sales load. Shares are redeemed at net asset value. The minimum initial investment is $25,000 and the minimum additional investment is $500 ($100 for those participating in the automatic investment plan.) The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.

PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received in good form. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of that Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (currently 4:00 p.m. Eastern time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Board of Trustees.

Other Matters. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the Securities Exchange Commission ("SEC") or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, the Fund will charge a $20 fee or may redeem shares of the Fund already owned by the purchaser to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to "The Chesapeake Aggressive Growth Fund," to:

                      The Chesapeake Aggressive Growth Fund
                      c/o NC Shareholder Services, LLC
                      107 North Washington Street
                      Post Office Box 4365
                      Rocky Mount, North Carolina  27803-0365

The application must contain your social security number and Taxpayer Identification Number ("TIN"). If you have applied for a social security number or TIN at the time of completing your account application but do not have such number yet, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-430-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

                      First Union National Bank of North Carolina
                      Charlotte, North Carolina
                      ABA # 053000219
                      For:  The Chesapeake Aggressive Growth Fund
                      Acct. # 2000000861894
                      For further credit to (shareholder's name and SS# or EIN#)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-430-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature. You may exchange shares of the Fund for shares of any other series of the Trust offered for sale in the state in which you reside. Shares may be exchanged for shares of any other series of the Trust at the net asset value plus the percentage difference between that series' sales charge and any sales charge, if any, previously paid in connection with the shares being exchanged. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interest of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60 days prior notice.

The Board of Trustees  reserves the right to suspend or terminate,  or amend the
terms  of,  the  exchange   privilege   upon  60  days  written  notice  to  the
shareholders.

Concurrent Purchases. For purposes of qualifying for a lower sales charge investors have the privilege of combining concurrent purchases of the Fund and another series of the Trust affiliated with the Advisor and sold with a sales charge.

Rights of Accumulation. The sales charge applicable to a current purchase of shares of the Fund by a person listed above is determined by adding the purchase price of shares to be purchased to the aggregate value of shares of the Funds previously purchased and then owned, provided the Distributor is notified by such person or his or her broker-dealer each time a purchase is made which would so qualify. For example, a person who is purchasing Chesapeake Aggressive Growth Fund shares with an aggregate value of $50,000 and who currently owns shares of other Chesapeake Funds with a value of $200,000 would pay a sales charge of 2.50% of the offering price on the new investment.

Letter of Intent. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated thirteen-month period by completing the "Letter of Intent" section of the Account Application. Information about the "Letter of Intent" procedure, including its terms, is contained in the Statement of Additional Information and on the Account Application.

Group Plans. Shares of the Funds may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Information about such arrangements is available from the Distributor.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption request should be addressed to:

                        The Chesapeake Aggressive Growth Fund
                        c/o NC Shareholder Services, LLC
                        107 North Washington Street
                        Post Office Box 4365
                        Rocky Mount, North Carolina  27803-0365

  Regular mail redemption request should include:

1) Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)       Any required  signature guarantees (see "Signature  Guarantees" below);
         and

3)       Other supporting  legal documents,  if required in the case of estates,
         trusts,  guardianships,   custodianships,  corporations,  partnerships,
         pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. You may also redeem shares by telephone and bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

        1)  Shareholder name and account number,
        2)  Number of shares or dollar amount to be redeemed,
        3) Instructions for transmittal of redemption funds to the shareholder, and
        4) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Redemption proceeds can not be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wire redemptions. The Custodian currently charges the Fund $10.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-430-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Small Accounts. All shares are purchased and redeemed in accordance with the Fund's Amended and Restated Declaration of Trust and By-Laws. The Board of Trustees reserves the right to redeem involuntarily any account having a net asset value of less than $25,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 60-days written notice. If the shareholder brings his account net asset value up to at least $25,000 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application, and (3) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $50,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAXES

Under current federal income tax law, the Fund believes that it is entitled, and the Fund intends that it shall be treated as a regulated investment company ("RIC") under Subchapter M of the Code. As a RIC, a Fund will not be subject to federal tax on its net investment income and net realized capital gains to the extent such income and gains are timely distributed to its shareholders. Accordingly, the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders. Unless otherwise instructed by shareholders, all dividend distributions will be reinvested in full and fractional shares of the Fund to which they relate.

Although the Fund intends that it will be operated so that there will be no federal income or excise tax liability, if any such liability is incurred as a result of failing to qualify as a RIC, the investment performance will be adversely affected by the tax liability incurred and paid. In addition, investing in foreign securities and currencies may be subject to foreign taxes which could reduce the investment performance of the Fund.

Certain additional tax information appears in the Statement of Additional Information.

YEAR 2000

Like other mutual funds, the Fund and the service providers for the Fund rely heavily on the reasonably consistent operation of their computer systems. Many software programs and certain computer hardware in use today, cannot properly process information after December 31, 1999, because of the method by which dates are encoded and calculated in such programs and hardware. This problem, commonly referred to as the "Year 2000 Issue," could, among other things, negatively impact the processing of trades, the distribution of securities, the pricing of securities and other investment-related and settlement activities. The Trust is currently obtaining and assessing information with respect to the actions that have been taken and the actions that are planned to be taken by each of its service providers to prepare their computer systems for the Year 2000. While the Trust expects that each of the Trust's service providers will have adapted their computer systems to address the Year 2000 Issue, there can be no assurance that this will be the case or that the steps taken by the Trust will be sufficient to avoid any adverse impact to the Trust and each of its funds.

                             ADDITIONAL INFORMATION

________________________________________________________________________________


                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND

________________________________________________________________________________



Additional information about the Fund is available in the Fund's Statement of Additional Information. The Fund's Annual and Semi-annual Reports include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

These reports are available free of charge upon request by contacting us:

--------------------------------------------------------------------------------

         By telephone:         1-800-430-3863


         By mail: The Chesapeake Aggressive Growth Fund c/o NC Shareholder Services, LLC
                               107 North Washington Street
                               Post Office Box 4365
                               Rocky Mount, NC  27803-0365


         By e-mail:            info@ncfunds.com


         On the Internet:      www.ncfunds.com
                               ---------------

--------------------------------------------------------------------------------


Information about the Fund can also be reviewed and copied at the Securities Exchange Commission's ("Commission") Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's Internet sit at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

Investment Company Act file number 811-07324.